Net Property and Equipment	12 Months Ended
Dec. 31, 2011
Property, Plant and Equipment [Abstract]
Net Property and Equipment

Note 3: Net Property and Equipment

Net Property and Equipment for the year ending December 31,	2011	2010

Computer Equipment	$589,813	$547,642
Furniture and Fixtures	237,923	215,794
Leasehold Improvements	230,465	212,480
Total, at cost	$1,058,201	$975,916
Accumulated Depreciation and Amortization	(646,378)	(440,428)
Total Property and Equipment	$411,823	$535,488

Depreciation expense for the years ended December 31, 2011 and 2010 was $205,950 and $176,420, respectively. Depreciation included in Cost of Services for the years ended December 31, 2011 and 2010 was $102,975 and $88,310. No depreciation is recorded in Cost of Product Sales since all production for TMP is outsourced to a third party and stored at an outsourced facility. All TMP depreciation is recorded as part of general and administrative expenses.